REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "**Agreement**"), dated as of December 19, 2007, by and among Comanche Clean Energy Corporation, a Cayman Islands corporation (the "**Company**"), and the parties listed on the Schedule of Buyers attached hereto (the "**Buyers**").

WHEREAS:

A. In connection with the Securities Purchase Agreement (Notes and Warrants), dated as of March 30, 2007 by and among the Company and each of the parties signatory thereto other than the Company (the "**March Note Buyers**") (the "**March Note Purchase Agreement**"), the Company agreed, upon the terms and subject to the conditions set forth in the March Note Purchase Agreement, to issue and sell to each March Note Buyer (i) senior secured convertible notes of the Company (the "**March Notes**"), which are, among other things, convertible into Ordinary Shares, par value $.001 per share, of the Company (the "**March Note Shares**") in accordance with the terms of the March Notes, and (ii) warrants (the "**March Note Warrants**"), which are exercisable to purchase Shares (the "**March Note Warrant Shares**") in accordance with the terms of the March Note Warrants.

B. In connection with the Securities Purchase Agreement (Shares and Warrants), dated as of March 30, 2007 by and among the Company and each of the parties signatory thereto other than the Company (the "**March Share Buyers**") (the "**March Share Purchase Agreement**", and together with the March Note Purchase Agreement, the "**March Securities Purchase Agreements**"), the Company agreed, upon the terms and subject to the conditions set forth in the March Share Purchase Agreement, to issue and sell to each March Share Buyer (i) Shares (the "**March PIPE Shares**"), and (ii) warrants (the "**March PIPE Warrants**", together with the March Note Warrants, the "**March Warrants**"), which are exercisable to purchase Shares (the "**March PIPE Warrant Shares**", together with the March Note Warrant Shares, the "**March Warrant Shares**") in accordance with the terms of the March PIPE Warrants.

C. In connection with (i) the March Note Purchase Agreement and (ii) the March Share Purchase Agreement, the March Note Buyers, the March Share Buyers and certain other persons (collectively, the "**March Holders**") and the Company entered into a Registration Rights Agreement dated as of April 3, 2007 (the "**March Registration Agreement**");

D. On June 18, 2007, certain of the March Holders (the "**June Holders**") and the Company entered into an Amendment No. 1 to the March Note Purchase Agreement and an Amendment No. 1 to the March Share Purchase Agreement (collectively, the "**June Purchase Agreement Amendments**") pursuant to which the Company issued and sold to the June Holders additional securities of the Company.

E. In connection with the closing of the June Purchase Agreement Amendments, the Company agreed to grant to the June Holders certain registration rights in addition to the registration rights granted to the March Holders in the March Registration Agreement.

F. On September 30, 2007 the Company and the list of buyers attached thereto

entered into an Amended and Restated Registration Rights Agreement replacing the March Registration Agreement and setting forth the current registration rights provided to the June Holders and the March Holders (the **"September Registration Agreement"**).

G. In connection with the Securities Purchase Agreement (Shares and Equity Bridge Notes), dated as of December 19, 2007 by and among the Company and each of the parties signatory thereto other than the Company (the **"December Shares and Equity Bridge Note Buyers"**) (the **"December Shares and Equity Bridge Note Purchase Agreement"**), the Company agreed, upon the terms and subject to the conditions set forth in the December Shares and Equity Bridge Note Purchase Agreement, to issue and sell to each December Shares and Equity Bridge Note Buyer (i) Shares (the **"December Shares"**) (ii) and certain notes (the **"December Equity Bridge Notes"**) the principal and interest under which is payable in the form of Shares (the **"December Equity Bridge Shares"**) in accordance with the terms of the December Equity Bridge Notes.

H. In connection with the Securities Purchase Agreement (Bridge Notes), dated as of December 19, 2007 by and among the Company and each of the parties signatory thereto other than the Company (the **"December Cash Bridge Note Buyers"**) (the **"December Cash Bridge Note Purchase Agreement"**, and together with the December Shares and Equity Bridge Note Purchase Agreement, the **"December Securities Purchase Agreements"**), the Company agreed, upon the terms and subject to the conditions set forth in the December Cash Bridge Note Purchase Agreement, to issue and sell to each December Cash Bridge Note Buyer certain bridge notes (the **"December Bridge Notes"**), and in connection therewith certain fees are payable in the form of ordinary shares of the Company (**"Commitment Shares"**).

I. Under the terms of the December Securities Agreements the Company has agreed to provide certain registration rights in respect to the December Shares, the December Equity Bridge Shares and the Commitment Shares.

J. The parties hereto acknowledge that the registration rights granted under this Agreement are intended to be subordinate to the registration rights granted under the terms of the September Registration Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

Section 1. <u>Definitions</u>.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the December Securities Purchase Agreements, as applicable. As used in this Agreement, the following terms shall have the following meanings:

a. **"Business Day"** means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

b. **"Buyers"** means collectively, but without duplication, each of (i) December Shares and Equity Bridge Note Buyers and (ii) the December Cash Bridge Note Buyers.

c. **"Closing Date"** shall have the meaning set forth in the December Securities Purchase Agreements.

d. **"Effectiveness Deadline"** means with respect to any Registration Statement filed pursuant to Section 2(a) or 2(c) of this Agreement, the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event such Registration Statement receives full review by the SEC, the one hundred twentieth (120th) day following such filing date) or (B) the date which is within three (3) Business Days after the date on which the SEC informs the Company (i) that the SEC will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request; provided that, if the Effectiveness Deadline falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Effectiveness Deadline shall be the following Business Day.

e. **"Eligible Market"** means the The New York Stock Exchange, Inc., the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market.

f. **"Filing Deadline"** means with respect to any Registration Statement filed pursuant to Section 2(a) or 2(c) of this Agreement, the 30th day after a demand for registration is made pursuant to Section 2(a) or 2(c) of this Agreement; provided that, if the Filing Deadline falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Filing Deadline shall be the following Business Day; and provided further that, there shall be no Filing Deadline until all of the Senior Registrable Securities have been registered on a Registration Statement (or multiple Registration Statements) that has been declared effective by the SEC.

e. **"Investor"** means a Buyer, any affiliate of a Buyer that holds Registrable Securities or any permitted transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a permitted transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9. For any Investor that is a partnership, limited liability company or corporation, any partnerships, limited liability companies or corporations that are affiliates of such Investor shall be deemed to be a single Investor, and any pro rata reduction with respect to such Investor shall be based upon the aggregate amount of Registrable Securities held by all entities included in such Investor as defined in this sentence.

f. **"Person"** means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any

department or agency thereof.

g. **"Principal Market"** means, from time to time, the Eligible Market upon which the Shares are admitted or listed and principally trade.

h. **"register," "registered,"** and **"registration"** refer to a registration effected by preparing and filing one or more Registration Statement(s) (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

i. **"Registrable Securities"** means (i) December Shares, (ii) the December Equity Bridge Shares, (iii) the Commitment Shares, and (iv) any shares of capital stock of the Company issued or issuable in respect thereof as a result of any stock split, stock dividend, recapitalization, exchange, merger, consolidation or other reorganization or similar event or otherwise.

j. **"Registration Statement"** means a registration statement of the Company filed under the 1933 Act covering the Registrable Securities, including any Demand Registration Statement or Shelf Registration Statement.

k. **"Required Holders"** means the holders of at least a majority of the Registrable Securities.

l. **"Rule 415"** means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

m. **"Securities"** means collectively the securities issued under the December Securities Purchase Agreements.

n. **"SEC"** means the United States Securities and Exchange Commission.

o. **"Shares"** means Ordinary Shares, par value $.01 per share, of the Company.

p. **"Senior Registrable Securities"** means the March Warrant Shares, the March Note Shares, the March PIPE Shares, and any shares of capital stock of the Company issued or issuable in respect thereof as a result of any stock split, stock dividend, recapitalization, exchange, merger, consolidation or other reorganization or similar event or otherwise, without regard to any limitations on conversions of the March Notes or exercises of the March Warrants. If as a result of any reclassification, stock split, stock dividend, business combination, exchange offer or other transaction or event, any capital stock, evidences of indebtedness, warrants, options, rights or other securities (collectively **"Other Securities"**) are issued or transferred in respect of Senior Registrable Securities, references herein to Senior Registrable Securities shall be deemed to include such Other Securities. The registration rights granted to the holder of the Senior Registrable Securities pursuant to the September Registration Agreement are intended to be senior to and take precedence over the registration rights granted in this Agreement.

q. **"Shelf Registration Statement"** shall have the meaning set forth in Section 2 (c).

r. **"Trading Day"** means any day on which the Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Shares, then on the Eligible Market which is the principal securities exchange or securities market on which the Shares are then traded; provided, that "Trading Day" shall not include any day on which the Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

Section 2 (a) Demand Registration.

i. Request for Registration. If at anytime (a) there is no Shelf Registration Statement (as hereinafter defined) outstanding with respect to Registrable Securities or the Investors may not otherwise utilize a Shelf Registration Statement for the offering and sale of their Registrable Securities and (b) not all of the outstanding Registrable Securities may be sold without registration pursuant to Rule 144(k) under the Securities Act, then Investors that as of December 19, 2007 (directly or with their affiliates) held Registrable Securities representing more than 20% of the Registrable Securities then outstanding (individually, a **"Demanding Holder"** and collectively, the **"Demanding Holders"**), may make a written demand for registration (a **"Demand Registration"** and the registration statement to be filed pursuant to such Demand Registration, the **"Demand Registration Statement"**) under the Securities Act of the sale of all or part of its Registrable Securities. Any request for a Demand Registration shall specify the number of shares (or other amount) and type of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof and shall cover securities that have an estimated aggregate price to the public of at least $1,000,000 (such written demand, the **"Demand Notice"**). The Company will notify the Investors other than the Demanding Holder of the Demand Registration (each such Investor including Shares of its Registrable Securities in such registration, a **"Participating Holder"**) as soon as practicable (but in no event less than thirty (30) calendar days before the anticipated filing date), and each such other Investor who wishes to include all or a portion of its Registrable Securities of the type that are the subject of the Demand Registration Statement proposed to be filed in such Demand Registration Statement shall so notify the Company within fifteen (15) days after receipt of such notice. The Company shall not be obligated to effect more than three (3) Demand Registrations under this Section 2(a) in respect of Registrable Securities. The Company shall not be obligated to effect any Demand Registration (x) within 180 days after the effective date of a Registration Statement relating to any underwritten initial public offering of Shares or within 90 days after the effective date of a Registration Statement relating to any subsequent underwritten offering of Shares (including, in each case, any such offering effected pursuant to a Demand Registration hereunder), (y) if at the time of the Demand Registration all of the Senior Registrable Securities shall not have been registered in a Registration Statement that has been declared effective by the SEC, or (z) if the Company is not permitted to file the Demand Registration Statement under then applicable rules and regulations, including without limitation, Rule 415 (provided however that if the Company is not so permitted to include all the of Registrable Securities in the Demand Registration Statement under then applicable rules and regulations including without limitation Rule 415 then the Company shall include such number of Registrable Securities in the Demand Registration Statement as shall be permitted and in such event the number of Registrable Securities to be

included in any Demand Registration Statement shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Demand Registration.) In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities in accordance with Section 9 hereof, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.

ii. Effective Registration. A registration will not count as a Demand Registration until the Demand Registration Statement filed with the SEC with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration Statement is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Demand Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (A) such stop order or injunction is removed, rescinded or otherwise terminated, and (B) the Demanding Holder(s) thereafter elects to continue the offering.

iii. Selection of Underwriters for Underwritten Offering. If the Demanding Holder(s) so elect(s) and so advise(s) the Company as part of its written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration Statement shall be in the form of an underwritten offering, and the Demanding Holder(s) holding the largest percentage of Registrable Securities outstanding of the type proposed to be registered shall be entitled to select the managing underwriter or underwriters and any other underwriters for such offering, which managing underwriter shall be reasonably acceptable to the Company.

iv. Priority on Demand Registrations with Respect Underwritten Offerings. With respect to any underwritten offering of Registrable Securities pursuant to a Demand Registration, no securities to be sold for the account of any Person (including the Company) other than the Demanding Holder(s) and the Participating Holders shall be included in a Demand Registration if the managing underwriter advises the Company and the Demanding Holder(s) in writing that marketing factors require a limitation of the number of securities to be included in such offering. With respect to any offering of Registrable Securities pursuant to a Demand Registration that is not in the form of an underwritten offering, no securities to be sold for the account of any Person (including the Company) other than the Demanding Holder(s) and the Participating Holders shall be included in a Demand Registration if the Majority Participating Holders (as such term is hereinafter defined) determine in good faith after consultation with the Company that marketing factors or legal or regulatory limitations require a limitation of the number of securities to be included in such offering. Furthermore, in the event that (i) the managing underwriter advises the Company and the Demanding Holder(s) in writing (in an underwritten offering pursuant to a Demand Registration) or (ii) the Majority Participating Holders determine in good faith after consultation with the Company (in an offering pursuant to a Demand Registration that is not in the form of an underwritten offering) that marketing factors or legal or regulatory limitations require a limitation of the number of securities to be included in such offering (even after exclusion of all securities of any other Person other than the Demanding Holders(s) and the Participating Holders) the number of Registrable Securities to be included in such Demand Registration shall be allocated among the Demanding Holder(s) and all Participating Holders pro

rata based on the number of Registrable Securities of the type proposed to be registered that such Demanding Holder(s) or Participating Holders hold; provided, however, that if, as a result of such proration, the Demanding Holder(s) or any Participating Holder shall not be entitled to include in a registration all Registrable Securities that such Demanding Holder(s) or such Participating Holder had requested to be included, such Demanding Holder(s) or Participating Holder, as applicable, may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included; further provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement, if any, or the execution of the custody agreement with respect to such registration, if any, and (B) such withdrawal or reduction shall be irrevocable. **"Majority Participating Holders"** means, with respect to any registration of Registrable Securities under this Agreement, the Investors that are the holder or holders at the relevant time of at least a majority of the then outstanding Registrable Securities of the type that are the subject of the Registration Statement in question.

v. Withdrawal. If (A) the Demanding Holder(s) disapprove of the terms of any Demand Registration, whether in the form of an underwritten offering or a non-underwritten offering, (B) the Demanding Holder(s) are not entitled to include all of their Registrable Securities specified in the Demand Notice in any offering, (C) a suspension of the effectiveness of a Registration Statement or other event requiring an Investor to discontinue disposition of Registrable Securities in accordance with Section 4(c) (a **"Suspension Period"**) occurs after a request for a Demand Registration but before the Registrable Securities covered by such Demand Request are sold, transferred, exchanged or disposed in accordance with such Demand Request or (D) if the Company has breached its obligations hereunder, then in any of such cases the Demanding Holder(s) may elect to withdraw from such offering by giving written notice to the Company and underwriter of its request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the Demanding Holder(s) withdraw from the proposed offering relating to a Demand Registration in accordance with the previous sentence, then (x) the Participating Holders shall have no further rights to include their Registrable Securities in such Demand Registration and (y) then such registration shall not count as a Demand Registration provided for in Section 2(a).

Section 2 (b) Piggy Back Rights.

(i) If at any time on or after the date hereof, the Company proposes to file a Registration Statement with respect to an offering of securities by the Company for its own account or by securityholders of the Company for their own account, (other than a Registration Statement (A) filed with respect to any Senior Registrable Securities (B) filed in connection with any employee stock option or other benefit plan, (C) for an exchange offer or offering of securities solely to all of the Company's existing shareholders, or (D) for a dividend reinvestment plan), then the Company shall (x) give written notice of such proposed filing to each Investor as soon as practicable, but in no event less than forty-five (45) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to each Investor in such notice the opportunity to register the sale of such number of shares (or other amount) and type of Registrable Securities that are the subject of the proposed Registration Statement as such Investor may request in

writing, within fifteen (15) days following receipt of such notice (a **"Piggy-Back Registration"**). The Company shall cause such Registrable Securities (and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested) to be included on the same terms and conditions as the securities otherwise being sold pursuant to such Registration in accordance with the intended method(s) of distribution thereof. Piggy-Back Registrations effected under this Section 2(b) shall not be counted as Demand Registrations effected pursuant to Section 2(a). The Investors shall be entitled to an unlimited number of Piggy-Back Registrations.

(ii) Priority on Piggy-Back Registrations. If the Piggy-Back Registration is an underwritten offering, and the managing underwriter of such underwritten offering advises the Company and the Investors that have requested Registrable Securities to be included in the Piggy-Back Registration that marketing factors require a limitation of the number of securities to be included in such offering (the maximum number of shares that can be sold as so determined by the managing underwriter, the **"Maximum Number of Shares"**) then:

(A) if such Piggy-Back Registration is a primary registration by the Company for its own account, the Company shall include in such Piggy-Back Registration: (1) first, (x) securities to be offered by the Company and (y) the Registrable Securities requested to be included in such Piggy-Back Registration by the Investors that can be sold without exceeding the Maximum Number of Shares, the securities allocated amongst the Company and the Investors on the basis of 50% to the Company and 50% to the Investors (allocated among the Investors pro rata based on the number of Registrable Securities of the type proposed to be registered that the Investors hold), but in no event shall more than fifty percent (50%) of the total number of Registrable Securities that Investors, as a group, have requested to be registered be excluded, provided, however, that if either the Company, on the one hand, or the Investors, on the other hand, are able to include in such registration all of the Company's securities to be offered or all of such Investors' Registrable Securities requested to be included in such Piggy-Back Registration without exceeding the Maximum Number of Shares (each in such case, a **"Fully Allocated Group"**), the remaining securities under this clause (1) shall be allocated to the Company, or the Investors, who are not the Fully Allocated Group (and allocated among the Investors as set forth above), and (2) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (1), the securities of the type proposed to be registered for the account of any other Person having written contractual piggy-back registration rights that can be sold without exceeding the Maximum Number of Shares.

(B) if such Piggy-Back Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company shall include in such registration (1) *first,* (x) securities for the account of the Persons exercising written contractual "demand" registration rights that are not in violation of this Agreement (**"Other Demand Holders"**) and (y) the Registrable Securities requested to be included in the Piggy-Back Registration by the Investors, the securities allocated by (x) and (y) subject to *pro rata* reduction in accordance with the aggregate Registrable Securities of the type proposed to be registered held by the Investors on the one hand and the aggregate securities of the type proposed to be registered held by the Other Demand Holders on the other hand, that can be sold without exceeding the Maximum Number of Shares, (2) *second*, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (1), the securities of the type proposed

to be registered that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares, and (3) *third*, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (1) and (2), securities of the type proposed to be registered requested to be included by other Persons pursuant to written contractual piggy-back registration rights that can be sold without exceeding the Maximum Number of Shares. If as a result of such proration, any Investor requesting to be included in such Registration Statement pursuant to Section 2(b) shall not be entitled to include in a registration all Registrable Securities that such Investor had requested to be included, such Investor may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number to be requested to be included in accordance with Section 2(b) (iii).

(iii) Withdrawal. Each Investor shall have the right to withdraw its request for inclusion of all or any of its Registrable Securities in any Registration Statement pursuant to this Section 2(b) by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable. The Company may also elect to withdraw a registration statement in which any Investor has requested to participate pursuant to this Section 2(b) at any time prior to the effectiveness of the Registration Statement.

(iv) Legal Counsel. Subject to Section 5 hereof, the Investors shall have the right to select one legal counsel to review and oversee for such Investors any registrations pursuant to this Section 2 (**"Legal Counsel"**), which shall be Faegre & Benson LLP or such other counsel as thereafter designated by the Majority Participating Holders with respect to any such registration of Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

Section 2(c) Request for Shelf Registration.

(i) At any time and from time to time on or after the date hereof, provided that the Registration Statement filed pursuant to Section 2(a) or a Shelf Registration Statement (as such term is hereinafter defined) covering all the Demanding Holders' Registrable Securities is not then in effect, the Demanding Holders may, in addition to the Demand Registration requests granted to such Demanding Holders pursuant to Section 2(a), make a written demand (the party making such a demand, the **"Shelf Demanding Holder"**) that the Company file a "shelf" registration statement that constitutes an offering of Registrable Securities under the Securities Act in a manner that permits sales on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor provision) (each such "shelf" registration, a **"Shelf Registration Statement"** and each registration pursuant thereto, a **"Shelf Registration"**). The demand for a Shelf Registration shall specify the number of shares (or other amount) and type(s) of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof and shall cover securities that have an aggregate price to the public of at least $1,000,000. The Company will notify the Investors other than the Shelf Demanding Holder of the demand as soon as practicable (but in no event less than thirty (30) calendar days before the anticipated filing date), and each such other Investor who wishes to include all or a portion of its Registrable Securities of the type(s) that are the subject of the Shelf Registration Statement proposed to be filed in such Shelf Registration Statement (each such Holder including shares of its Registrable

Securities in such registration, a **"Shelf Participating Holder"**) shall so notify the Company within fifteen (15) days after receipt of such notice. The Company shall not be obligated (A) to effect more than one (1) Shelf Registration under this Section 2(c)(i) in respect of Registrable Securities, (B) to effect any Shelf Registration within 180 days after the effective date of any Registration Statement relating to an underwritten initial public offering of Shares pursuant to this Agreement or within 90 days after the effective date of any Registration Statement relating to any underwritten offering of Shares pursuant to this Agreement or (C) to affect any Shelf Registration until a Registration Statement covering all of the Senior Registrable Securities has been declared effective by the SEC. Registrations effected pursuant to this Section 2(c)(i) shall not be counted as Demand Registrations effected pursuant to Section 2(a).

(ii) Effectiveness Period and Shelf Registration Procedures. The Company shall (A) cause the Shelf Registration Statement to include a resale prospectus intended to permit each Investor to sell, at such Investor's election, all or part of the applicable type(s) of Registrable Securities held by such Investor without restriction, (B) use its reasonable best efforts to prepare and file with the SEC such supplements, amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective (subject to any Suspension Period(s)) for so long as the securities registered thereunder constitute Registrable Securities, and (C) use its reasonable efforts to cause the resale prospectus to be supplemented by any required prospectus supplement and permit the prospectus to be usable by the Investors during such period of effectiveness.

(iii) Effective Registration. A Registration Statement will not count as a Shelf Registration Statement until the Registration Statement filed with the SEC with respect to such Shelf Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Shelf Registration will be deemed not to have been declared effective, unless and until, (x) such stop order or injunction is removed, rescinded or otherwise terminated, and (y) the Shelf Demanding Holder thereafter elects to continue the offering.

(iv) Underwritten Takedown Offerings. Any "takedown" under the Shelf Registration Statement shall be underwritten at the request of the Demanding Holders (the party making such demand, the **"Takedown Demanding Holder"**) upon written request to the Company. The Takedown Demanding Holder holding the largest percentage of Registrable Securities of the type proposed to be offered shall be entitled to select the managing underwriter or underwriters and any other underwriters for such takedown, which managing underwriter shall be reasonably acceptable to the Company. Any demand for an underwritten takedown shall specify the number of shares (or other amount) and type of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify the Investors other than the Takedown Demanding Holder of the demand as soon as practicable (but in no event less than twenty (20) calendar days before the anticipated filing date), and each such other Investor who wishes to include all or a portion of its Registrable Securities of the type that are proposed to be sold in the takedown (each such Holder including shares of its Registrable Securities in such takedown, a "Takedown Participating Holder") shall so notify the Company within ten (10) days

after receipt of such notice. The Company shall not be obligated to effect any underwritten takedown hereunder if the Company is not so obligated under Section 2(d) (iv). The Company shall cause any required prospectus supplement and/ or post-effective amendments to the Shelf Registration Statement necessary to implement the requested takedown hereunder to be filed as promptly as possible after receipt of a request for a request for an underwritten takedown.

(v) Priority on "takedown" under Shelf Registration. With respect to any underwritten offering of Registrable Securities pursuant to takedown under the Shelf Registration Statement, no securities to be sold for the account of any Person (including the Company) other than the Takedown Demanding Holder(s) and the Takedown Participating Holders shall be included in a takedown unless consented to by the Takedown Demanding Holder owning the largest percentage of Registrable Securities of the type proposed to be offered. Furthermore, in the event that the managing underwriter advises the Company and the Takedown Demanding Holder(s) in writing that marketing factors require a limitation of the number of securities to be included in such offering (even after exclusion of all securities of any other Person other than the Takedown Demanding Holders(s) and the Takedown Participating Holders) the number of Registrable Securities to be included in such takedown shall be allocated among the Takedown Demanding Holder(s) and all Takedown Participating Holders *pro rata* based on the number of Registrable Securities of the type proposed to be offered that the Takedown Demanding Holder(s) or Takedown Participating Holders hold; provided, however, that if, as a result of such proration, the Takedown Demanding Holder(s) or any Takedown Participating Holder shall not be entitled to include in a registration all Registrable Securities of the type that such Takedown Demanding Holder(s) or such Takedown Participating Holder had requested to be included, such Takedown Demanding Holder(s) or Takedown Participating Holder, as applicable, may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included; further, provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement, if any, or the execution of the custody agreement with respect to such registration, if any, and (B) such withdrawal or reduction shall be irrevocable.

Section 2(d) Underwritten Offerings.

(i) In the event of an underwritten offering of Registrable Securities pursuant to Sections 2(a), 2(b) or 2(c) hereof (each, an "**Underwritten Offering**"), the Company and each Demanding Holder, Takedown Demanding Holder, Participating Holder, Takedown Participating Holder or Investor participating in a Piggyback Registration, as the case may be (each a "**Selling Investor**"), shall negotiate in good faith and enter into reasonable and customary agreements (including underwriting agreements in reasonable and customary form, which may include, in the case of an Underwritten Offering on a firm commitment basis, customary "lock-up" obligations substantially similar to those described in Sections 2(e)(ii) and 2(e)(iii) and customary indemnities, including in favor of any underwriter, substantially similar to those described in Section 6) and the Company shall take such other actions (including using its best efforts to make road show presentations (but in no event shall the Company be required to incur travel and lodging expenses in excess of $20,000 in connection with all road shows attended by Company management in any twelve month period) and otherwise engaging in such

reasonable marketing support in connection with any such Underwritten Offering, including the obligation to make its executive officers available for such purpose if so requested by the managing underwriter for such offering) as are reasonably requested by the managing underwriter in order to expedite or facilitate the sale of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any underwriters, to the extent applicable, shall also be made to and for the benefit of the Selling Investors. No Selling Investor shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor's organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Selling Investor's material agreements and organizational documents, and with respect to written information relating to such Selling Investor that such Selling Investor has furnished in writing expressly for inclusion in such Registration Statement.

(ii) The Company shall make available for inspection by each Selling Investor, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by such Selling Investor or any such underwriter (collectively, the "Underwriting Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Underwriting Inspector in connection with such registration.

(iii) The Company shall, in connection with any registration of an Underwritten Offering of Registrable Securities hereunder, use best efforts to furnish to each Selling Investor and to the managing underwriter, if any, a signed counterpart, addressed to such Selling Investor and the managing underwriter, if any, of (a) an opinion or opinions of counsel to the Company and (b) a comfort letter or comfort letters from the Company's independent public accountants pursuant to Statement on Auditing Standards No. 72 (or any successor thereto), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as each such Selling Investor and the managing underwriter, if any, reasonably requests.

(iv) The Company shall not be obligated to effect (x) more than three (3) Registration Statements pertaining to Underwritten Offerings under this Agreement within any 24 month period or (y) a Registration Statement pertaining to an Underwritten Offering within 180 days after the effective date of a Registration Statement relating to any other underwritten offering of shares.

Section 2(e). Registration, Standstill.

(i) Filing Registration Statement The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand Registration pursuant to Section 2(a), or within sixty (60) days after receipt of a request for a request for a Shelf Registration pursuant to Section 2(c), prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof

(provided, however, that if the Shelf Registration Statement is not filed on Form F-3, the Company shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to the Shelf Registration Statement to convert it to Form F-3), and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by the next sentence of this Section 2(e)(i). The Company shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days in the case of a Demand Registration), plus any period during which any such disposition is interfered with by any stop order or injunction of the SEC or any governmental agency or court) or such securities have been withdrawn in accordance with the terms of this Agreement.

(ii) Company Standstill Period. In the event of an Underwritten Offering of Registrable Securities pursuant to Section 2(a) or Section 2(c)(iv) hereof, the Company agrees not to, without the prior written consent of the managing underwriter and the Majority Participating Holders, offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities that are the same as, or similar to, the Registrable Securities that are the subject of the Underwritten Offering, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, such Registrable Securities (except pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer or another entity, or pursuant to a Company dividend reinvestment plan, or for issuances of securities pursuant to the conversion, exchange or exercise of then-outstanding convertible or exchangeable securities, options, rights or warrants, or pursuant to registrations on Form S-8 or any successor form or otherwise relating solely to securities offered pursuant to any benefit plan), during the period commencing fifteen (15) calendar days prior to the effective date of the Registration Statement relating to such Registrable Securities (to the extent timely notified in writing by the managing underwriter of such distribution) and ending on the ninetieth (90th) calendar day after such effective date (the "Company Standstill Period"). The Company agrees that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the period described in the foregoing sentence, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 2(e)(ii) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans.

(iii) Investor Standstill Period. Each Investor holding Registrable Securities (whether or not such Registrable Securities are covered by a Registration Statement) agrees to enter into a customary lock-up agreement with the managing underwriter for any Underwritten Offering of the Company's equity securities for its own account with respect to securities of the Company that are the same as or similar to the Company's equity securities that are the subject of the

Underwritten Offering or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as or similar to such equity securities of the Company, containing terms reasonably acceptable to such managing underwriter, covering the period commencing fifteen (15) calendar days prior to the effective date of any Registration Statement relating to such securities of the Company and ending on the ninetieth (90th) calendar day after such effective date (or such shorter period as shall have been agreed to by the Company's executive officers and directors in their respective lock-up agreements); provided, however, that the obligations of each Investor under this Section 2(e)(iii) shall apply only if: (A) such Investor will be afforded the right (whether or not exercised by the Investor) to include Registrable Securities in such Underwritten Offering, (B) each of the Company's executive officers and directors enter into lock-up agreements with such managing underwriter, which agreements shall not contain terms more favorable to such executive officers or directors than those contained in the lock-up agreement entered into by such Investor, and (C) the aggregate restriction periods in such Investor's lock-up agreements entered into pursuant to this Section 2(e)(iii) shall not exceed an aggregate of ninety (90) calendar days during any 365-day period.

Section 2(f). Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

If any of the following occur:

(i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to Section 2(a) or 2(c) of this Agreement is

(A) not filed with the SEC on or before the Filing Deadline (a **"Filing Failure"**), or

(B) not declared effective by the SEC on or before the Effectiveness Deadline (an **"Effectiveness Failure"**), or

(ii) on any day after the effective date of such Registration Statement, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to (a) keep such Registration Statement effective, (b) disclose such information as is necessary for sales to be made pursuant to such Registration Statement, (c) register a sufficient number of Shares pursuant to Section 2(a), or (d) maintain the listing with the Principal Market of such Shares registered pursuant to this Agreement) (a **"Maintenance Failure"**);

then, the Company shall pay to each holder of Registrable Securities required under this Agreement to be, or remain (as applicable), registered under such Registration Statement (the **"Subject Securities"**), an amount in cash,

(A) equal to one percent (1.0%) of the aggregate Purchase Price (as such term is defined in the applicable Securities Purchase Agreement) of such Investor's Subject Securities that corresponds to the number of such Investor's Subject Securities permitted to be registered by the SEC in such Registration Statement pursuant to Rule 415 on each of the following dates:

(i) on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) after any Filing Failure during the period commencing on the date of such Filing Failure until the ninetieth (90th) day after such Filing Failure (or, if earlier, the date on which such Filing Failure is cured);

(ii) on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) after any Effectiveness Failure during the period commencing on the date of such Effectiveness Failure until the ninetieth (90th) day after such Effectiveness Failure (or, if earlier, the date on which such Effectiveness Failure is cured), and

(iii) the thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) after the occurrence of any Maintenance Failure during the period commencing on the date of such Maintenance Failure until the ninetieth (90th) day after such Maintenance Failure (or, if earlier, the date on which such Maintenance Failure is cured), and

(B) equal to two percent (2.0%) of the aggregate Purchase Price of such Investor's Subject Securities that corresponds to the number of such Investor's Subject Securities permitted to be registered by the SEC in such Registration Statement pursuant to Rule 415 on each of the following dates:

(i) on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) starting with the ninety-first (91st) day after the Filing Deadline until such Filing Failure is cured;

(ii) on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) starting with the ninety-first (91st) day after the Effectiveness Deadline until such Effectiveness Failure is cured; and

(iii) on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) starting with the ninety-first (91st) day after the occurrence of a Maintenance Failure until such Maintenance Failure is cured.

The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as **"Registration Delay Payments."** In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the Securities Purchase Agreements to the contrary, (i) in no event shall the aggregate amount of Registration Delay Payments payable to any Investor exceed, in the aggregate, 10% of the aggregate Purchase Price of all of the Securities purchased by such Investor, (ii) in no case shall Registration Delay Payments be payable with respect to any Registrable Securities from and after the date such Registrable Securities are eligible for sale pursuant to Rule 144(k) under the 1933 Act, and (iii) the Company shall have no obligation to pay any such Registration Delay Payments to the Investor during an Effectiveness Failure or Maintenance Failure for any delay substantially due to information required from the Investor not being provided or being inaccurate or incomplete.

Section 2(g). Priority Relating to Cutbacks.

Notwithstanding anything to the contrary in this Agreement and the September Registration Agreement, until such time as each of the March Holders and the June Holders (or their permitted assigns) have registered and sold a number of Shares pursuant to an effective Registration Statement equal to the number of Senior Registrable Securities held by each of the respective March Holders and June Holders immediately prior to giving effect to the issuances pursuant to the December Securities Purchase Agreements (as adjusted for any stock splits, dividends or recapitalizations) (such amount of Shares as to each such March Holder and June Holder (or permitted assigns), the "Priority Registration Amount") all priorities and cutbacks under this Agreement and the September Registration Rights Agreement with respect to all securities shall be made pro rata based on the respective Priority Registration Amounts of the March Holders and the June Holders (or their permitted assigns). The foregoing sentence shall not be waived, modified or amended without the consent of each of the March Holders and June Holders (or their permitted assigns) affected.

Section 3. Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to this Agreement, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on a particular Registration Statement, request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. Except as otherwise provided herein, the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earliest of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act, or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the **"Registration Period"**). Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the applicable Registration Period, and, during such period, comply with the provisions of the 1933 Act in respect of the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by

the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a periodic report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c. The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for periodic reports filed under the 1934 Act) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without prior consent of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor and not available on the SEC's Electronic Document Gathering and Retrieval System ("EDGAR"), and all exhibits and (iii) upon the effectiveness of any Registration Statement one copy of the prospectus included in such Registration Statement amendments and supplements thereto, if requested by an Investor and not available on EDGAR. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

d. The Company shall furnish to such Investor whose Registrable Securities are included in any Registration Statement without charge, the following, if not already made available on EDGAR: (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities held by such Investor.

e. The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the applicable Registration Period, (iii) take such other actions as may be necessary to maintain such

registrations and qualifications in effect at all times during the applicable Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification in respect of the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable, and in any event within twenty-four (24) hours after becoming aware (provided that if the time of awareness is not a Trading Day, such twenty-four (24) hour period shall start at the beginning of the next Trading Day) of such event, as a result of which the prospectus included in a Registration Statement as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each investor and Legal Counsel (or such other number of copies as such Investor or Legal Counsel may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile within one Business Day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement, as applicable, would be appropriate.

g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

h. If any Investor is required under applicable securities laws to be described in a Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to

underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

i. Upon the written request of any Investor in connection with any Investor's due diligence requirements, if any, or if the Investor is required under applicable securities laws to be described in the registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall make available for inspection by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by all such Investors (collectively, the "**Inspectors**"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "**Records**"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) as determined by the Company and its legal counsel, the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge of the terms. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k. The Company shall use its best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company

are then listed or traded as and when required pursuant to the December Securities Purchase Agreements. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

m. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information in respect of the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

n. The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

o. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

p. The Company shall effect a filing with respect to a public offering contemplated by the Registration Statement (an **"Issuer Filing"**) with the National Association of Securities Dealers, Inc. ("NASD") Corporate Financing Department pursuant to NASD Rule 2710 (b)(10)(A)(i) within one Trading Day of the date of filing of the Registration Statement and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable best efforts to pursue the Issuer Filing until the NASD issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

q. Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

r. Notwithstanding anything to the contrary herein, at any time after the effective date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a **"Grace Period"**); provided that the Company shall promptly (i) notify the Investors in writing of the existence of material, nonpublic information giving rise to a Grace Period in conformity with the provisions of this Section 3(r) (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period there shall be no more than three such Grace Periods and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an **"Allowable Grace Period"**). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) in respect of the information giving rise thereto unless such material, non-public information is no longer applicable. Subject to compliance with applicable securities laws, notwithstanding anything else contained herein to the contrary, the Company shall cause its transfer agent to deliver unlegended Shares to a transferee of an Investor in accordance with the terms of the applicable December Securities Purchase Agreement, and deliver a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

s. The Company shall use its best efforts to maintain the eligibility of its registration statement(s) on Form F-3 or such other form as is available for such a registration, as applicable, until the expiration of the applicable Registration Period.

Section 4. <u>Obligations of the Investors.</u>

a. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement in respect of the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees

to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) has been filed with the SEC or receipt of notice that no supplement or amendment is required. Subject to compliance with applicable securities laws, notwithstanding anything else to the contrary, the Company shall cause its transfer agent to deliver unlegended Shares to a transferee of an Investor in accordance with the terms of the applicable December Securities Purchase Agreement if requested by such Investor prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and as to the sale of which the Investor has not yet settled.

Section 5. Expenses of Registration.

The Company shall bear all costs and expenses incurred in connection with any offerings pursuant to a Registration Statement or any "take-down" hereunder, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation, the following fees and expenses: (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" laws qualifications of the Registrable Securities), (iii) printing and duplicating expenses, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters or with any required special audits), (vi) the reasonable fees and expenses of any special experts retained by the Company, (vii) fees and expenses in connection with any review of underwriting arrangements by the NASD, including fees and expenses of any "qualified independent underwriter" in connection with an Underwritten Offering, (viii) reasonable fees and expenses of Legal Counsel for the Selling Investors (as a group); provided that such fees shall not exceed $5,000 with respect to any Registration Statement and provided further that such Legal Counsel shall not be required to give any opinion in connection with such Registration Statement, but if any legal opinion regarding the Selling Investors is required by the underwriter(s) in connection with an underwritten offering, then the Company shall, if requested by Demanding Holder holding the largest percentage of Registrable Securities outstanding of the type proposed to be registered in a registration under Section 2(a), or the Takedown Demanding Holder holding the largest percentage of Registrable Securities outstanding of the type proposed to be registered in registration under Section 2(c) (iv), or the Majority Participating Holder in a registration under Section 2(f), retain and pay all of the fees and disbursements of counsel (which may be the Company's counsel for other matters in connection with the Registration Statement or other

counsel) for any such required opinion, (ix) fees and expenses in connection with listing, if applicable, the Registrable Securities on a securities exchange or the Nasdaq National Market, and (x) all duplicating, distribution and delivery expenses. In connection with any offerings pursuant to a Registration Statement, each Selling Investor will pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Selling Investor in connection with an Underwritten Offering; (ii) any out-of-pocket expenses of such Selling Investor including any fees and expenses of counsel to such Selling Investor (other than as set forth in clause (viii) of the immediately preceding sentence); and (iii) any applicable transfer taxes.

Section 6. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an **"Indemnified Person"**), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, incurred in investigating, preparing or defending any pending action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC (collectively, **"Claims"**) to which an Indemnified Person is a party or to which any of them may become subject (**"Indemnified Damages"**) insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered (**"Blue Sky Filing"**), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "**Violations**"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such

Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, any Subsidiary of the Company, each of their respective directors, officers, members, partners, employees, agents, representatives, as applicable, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an **"Indemnified Party"**), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement and, subject to Section 6(c), such Investor will reimburse the Indemnified Parties, promptly as such expenses are incurred and are due and payable for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement in respect of contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party, as the case may be, shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party, as the case may be, to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party, as the case may be, and the

indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party, as the case may be, and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person, as the case may be, shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person, as the case may be, which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person, as the case maybe, reasonably apprised at all times as to the status of the defense or any settlement negotiations in respect thereof. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person, as the case may be, of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person, as the case may be, in respect of all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party, as the case may be, under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

Section 7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution in respect of any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities, which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii)

contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

Section 8. Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (**"Rule 144"**), the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

Section 9. Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities, if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities in respect of which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the applicable December Securities Purchase Agreement.

Section 10. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person

to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

Section 11. Miscellaneous.

a. The provisions of this Agreement shall apply to the full extent set forth herein in respect of (i) the Registrable Securities, (ii) any and all shares of voting stock of the Company into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company (including shares issued by any successor issuer to the Company) and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall not enter into a merger agreement or any agreement in respect of a similar "fundamental transaction" which does not provide that the successor entity, if any, shall assume the obligations set forth herein or enter into a new registration rights agreement with the Investors on terms substantially the same as those remaining under this Agreement as a condition of any such transaction.

b. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons in respect of the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

c. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally provided same is on a Business Day and, if not, on the next Business Day; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) provided same is on a Business Day and, if not, on the next Business Day; (iii) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same; or (iv) if sent by certified mail, return receipt requested, when received or three (3) days after deposited in the mails, whichever occurs first. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Comanche Clean Energy Corporation
c/o Maples & Calder Corporate Services Ltd. PO Box 309 GT
Ugland House
South Church Street
George Town
Grand Cayman, Cayman Islands
Tel: 345-949-8066 Fax: 345-949-8080
Attention: Graham Lockington

Email: Graham.Lockington@MAPLESANDCALDER.com

With a copy to:
Comanche Clean Energy Corporation
c/o FondElec
One Dock Street
Stamford, Ct. 06902 USA
Tel: 203-326-4570
Fax: 203-326-4578
Attention: Thomas Cauchois
Email: tcauchois@fondelec.com

With a copy to (for informational purposes):
Guzov Ofsink LLC
600 Madison Avenue, 14th Floor New York, NY 10022
Telephone: 212-371-8008
Facsimile: 212-688-7273
Attention: Darren L. Ofsink, Esq.

If to an Investor, to its address and facsimile number set forth in the records of the Company or the Transfer Agent, as applicable, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

With a copy (for informational purposes) to:

Faegre & Benson LLP
2200 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402
Tel: 612-766-7000
Fax: 612-766-1600
Attention: Mark Strefling

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

d. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

e. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints Guzov Ofsink, LLC, 600 Madison Avenue, 14th Floor, New York, New York 10022, as its agent for service of process in New York. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. **EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.**

f. This Agreement supersedes all other prior oral or written agreements between the Company, their affiliates and Persons acting on their behalf in respect of the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties in respect of the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking in respect of such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, and the Required Holders, and any amendment to this Agreement made in conformity with the provisions of this Section 11(f) shall be binding on all Buyers and holders of Registrable Securities as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by this Agreement or the December Securities Purchase Agreements except as set forth in such agreements. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement and December Securities Purchase Agreements, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

g. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

h. The headings in this Agreement are for convenience of reference only and shall not form a part of, or affect the interpretation of this Agreement.

i. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

j. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

l. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

m. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person except to the extent set forth in Section 6.

n. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. The Company acknowledges that nothing contained herein or the December Securities Purchase Agreements, and no action taken by any Investor pursuant hereto or thereto (including, but not limited to, the (i) inclusion of an Investor in the Registration Statement and (ii) review by, and consent to, such Registration Statement by an Investor) shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated herein or therein. The Company acknowledges that each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or the December Securities Purchase Agreements, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, this Agreement, the December Securities Purchase Agreements and the other transaction documents

have been prepared by counsel for the Company and the Company acknowledges that it has elected to provide all Investors with the same terms and transaction documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

o. Except for the September Registration Agreement, notwithstanding anything herein to the contrary, the Company shall not grant any Person any registration rights or enter into any agreement providing for registration rights that are more favorable than those being granted hereunder or that shall be in conflict with or inconsistent with or otherwise adversely affect the rights of a Investor in the Registrable Securities or such Investor's rights under this Agreement in any respect, including, without limitation, the priority of registration or the ability to transfer or otherwise dispose of the Registrable Securities.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMANCHE CLEAN ENERGY CORPORATION

By: ______________________

[signature page of Buyer to follow]

DEEPHAVEN GROWTH OPPORTUNITIES SUBFUND TRADING LTD.,
as a Buyer

By: ______________________
Name: Dan Atkinson
Title: Authorized Signatory

(Signature Page to the Registration Rights Agreement)

GOLDMAN SACHS INTERNATIONAL,
as a Buyer

By: ______________________
Name: Barend Pennings
Title: Managing Director

GUGGENHEIM PORTFOLIO COMPANY, XXXI, LLC,
as a Buyer

By GUGGENHEIM ADVISORS, LLC
Its General Partner

By WHITEBOX ADVISORS, LLC
Its Investment Advisor

By: ______________________
Jonathan Wood
Director, COO

MHR CAPITAL PARTNERS MASTER ACCOUNT LP,
as a Buyer
By: MHR Advisors LLC, its General Partner

By: ______________________
Name: Mark H. Rachesky
Title: Managing Member

(Signature Page to the Registration Rights Agreement)

MHR CAPITAL PARTNERS (100) LP,
as a Buyer
By: MHR Advisors LLC, its General Partner

By: ______________________
Name: Mark H. Rachesky
Title: Managing Member

(Signature Page to the Registration Rights Agreement)

MHR INSTITUTIONAL PARTNERS III LP,
as a Buyer
By: MHR Institutional Advisors III LLC, its General Partner

By: [signature]
Name: Mark H. Rachesky
Title: Managing Member

(Signature Page to the Registration Rights Agreement)

WHITEBOX HEDGED HIGH YIELD PARTNERS, LP,
as a Buyer

By: WHITEBOX HEDGED HIGH YIELD ADVISORS, LLC
Its: General Partner

By: WHITEBOX ADVISORS, LLC
Its: Investment Advisor

By: ______________________
Jonathan Wood
Director, COO

(Signature Page to the Registration Rights Agreement)

SANDELMAN PARTNERS MULTI-STRATEGY MASTER FUND, LTD.,
as a Buyer

By: Sandelman Partners LP, as Investment Adviser

By: ______________________
Name: Michael Pascutti
Title: Head of Relative Value

(Signature Page to the Registration Rights Agreement)

UTILICO EMERGING MARKETS LIMITED,
as a Buyer

By: ______________________
Name: Charles Jillings
Title: Executive Director

SCHEDULE OF BUYERS

Buyer	Address and Facsimile	Representative's Address and Facsimile
Deephaven Growth Opportunities Subfund Trading Ltd.	Maples Finance BVI Limited, Kingston Chambers, P.O. Box 173 Road Town, Tortola British Virgin Islands Fax: (952) 249-5316	Faegre & Benson LLP 2200 Wells Fargo Center Minneapolis, MN 55402 Fax: (612) 766-1600 Attention: Mark Strefling
Goldman Sachs International	Peterborough Court 133 Fleet Street London EC4A 2BB Fax:[ ]	Faegre & Benson LLP 2200 Wells Fargo Center Minneapolis, MN 55402 Fax: (612) 766-1600 Attention: Mark Strefling
MHR Capital Partners Master Account LP	Address:[ ] Fax: [ ]	O'Melveny & Myers LLP Times Square Tower Seven Times Square New York, New York 10036 Fax:[ ] Attention: [ ]
MHR Capital Partners (100) LP	Address:[ ] Fax: [ ]	O'Melveny & Myers LLP Times Square Tower Seven Times Square New York, New York 10036 Fax:[ ] Attention: [ ]
MHR Institutional Partners III LP	Address:[ ] Fax: [ ]	O'Melveny & Myers LLP Times Square Tower Seven Times Square New York, New York 10036 Fax:[ ] Attention: [ ]
Utilico Emerging Markets Limited	P.O. Box Epsom KT18 7YF United Kingdom Fax:[ ]	
Whitebox Hedged High Yield Partners, LP	Trident Trust (BVI) Ltd., Trident Chambers, Wickham's Cay Road Town, Tortola, BVI British Virgin Islands Fax: (612) 253-6014	Faegre & Benson LLP 2200 Wells Fargo Center Minneapolis, MN 55402 Fax: (612) 766-1600 Attention: Mark Strefling
Guggenheim Portfolio Company, XXXI, LLC	Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands Fax: (212) 756-9997	Faegre & Benson LLP 2200 Wells Fargo Center Minneapolis, MN 55402 Fax: (612) 766-1600 Attention: Mark Strefling
Sandelman Partners Multi-Strategy Master Fund, Ltd.	Citco Funds Services Regatta Office Park West Bay Road Grand Cayman, Cayman Islands Fax:[ ]	Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 Fax: (212) 593-5955 Attention: Eleazer Klein, Esq.

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

Interwest Transfer Company, Inc.
1981 East Murray Holladay Road, Suite 100
P.O. Box 17136
Salt Lake City, Ut 84117

Attention:

Re: Comanche Clean Energy Corporation Ladies and Gentlemen:

We have represented Comanche Clean Energy Corporation, a Cayman Islands company (the **"Company"**) in connection with:

(A) the Securities Purchase Agreement (Shares and Equity Bridge Notes), dated as of December __, 2007 by and among the Company and each of the parties signatory thereto other than the Company (the **"December Shares and Equity Bridge Note Buyers"**) (the **"December Shares and Equity Bridge Note Purchase Agreement"**), under which the Company issued and sold to each December Shares and Equity Bridge Note Buyer (i) Shares (the **"December Shares"**) (ii) and certain notes (the **"December Equity Bridge Notes"**) the principal and interest under which payable in the form of Shares **(the "December Equity Bridge Shares"):** and

(B) the Securities Purchase Agreement (Bridge Notes), dated as of December __, 2007 by and among the Company and each of the parties signatory thereto other than the Company (the **"December Cash Bridge Note Buyers"**) (the **"December Cash Bridge Note Purchase Agreement"**, and together with the December Shares and Equity Bridge Note Purchase Agreement, the **"December Securities Purchase Agreements"**), the Company issued and sold to each December Cash Bridge Note Buyer (i) certain bridge notes (the **"December Bridge Notes"**), and in connection therewith certain fees are payable in the form of ordinary shares of the Company (**"Commitment Shares"**).

Pursuant to the December Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the holders (the **"December Registration Rights Agreement"**). Under the terms of the December Securities Purchase Agreements the Company has provided certain registration rights in respect to the December Shares, the December Equity Bridge Shares and the Commitment Shares.

In connection with the Company's obligations under the December Registration Rights Agreement, on , 200_, the Company filed a Registration Statement on Form F-_ (File No. 333-) (the **"Registration Statement"**) with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

Please notify us immediately upon the request of any Holder to transfer Shares pursuant to the Registration Statement. We will then provide you a letter regarding the transferability of the Shares under the Registration Statement.

Very truly yours,

Guzov Ofsink, LLC

By: ____________________